UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2005
WAUWATOSA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 000-51507

Wisconsin (State of Incorporation)	39-0691250 (IRS Employer Identification No.)
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(Address of Principal Executive Offices and Zip Code)
(414) 761-1000
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Press Release

Item 8.01 Other Events.
     On October 4, 2005, Wauwatosa Holdings, Inc. (the “Company”) announced that it had completed its initial stock offering. Shares of the Company are expected to begin trading Wednesday, October 5, 2005, on the NASDAQ National Market under the symbol “WAUW”. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits.
The following is provided as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated October 4, 2005, announcing the completion of its initial stock offering.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUWATOSA HOLDINGS, INC.
Dated: October 4, 2005	By:	/s/ Richard C. Larson
	Name:	Richard C. Larson
	Title:	Chief Financial Officer